                                                                  Exhibit 10.13a


                      FIRST AMENDMENT TO SERVICES AGREEMENT

THIS AMENDMENT to that certain Services Agreement made by and between Intelligent Information Incorporated, a Delaware corporation ("III") and Southwestern Bell Mobile Systems, Inc., d/b/a Cellular One and Southwestern Bell Wireless Inc., dated June 9, 1998 (the "Agreement") is effective as of the 11 day of Jan, 1999.

      WHEREAS, Southwestern Bell Mobile Systems, Inc. and Southwestern Bell Wireless Inc. have entered into the Agreement with III for the purchase of Services that deliver "intelligent information";

      WHEREAS, Southwestern Bell Mobile Systems, Inc. and Southwestern Bell Wireless Inc. are collectively defined as "SBMS" for purposes of the Agreement; and

      WHEREAS, Pacific Bell Mobile Services, Inc. ("PBMS") is an affiliate of, and under common control with, Southwestern Bell Mobile Systems, Inc.; and

      WHEREAS, PBMS desires to purchase Services from III pursuant to the Agreement.

      NOW, THEREFORE, it is agreed as follows:

1. The Agreement is hereby amended to include PBMS as one of the parties purchasing Services from III pursuant to the Agreement, and PBMS is included as one of the parties collectively defined in the Agreement as "SBMS."

2. Paragraph 6, Marketing Reports, is amended to read as follows:

      Prior to the 5th day of each month that this Agreement is effective, III shall provide to SBMS the following reports, broken down by individual market, subtotalled for the 5-state in-region area, the Cellular One markets, the PBMS markets, and totalled for all markets:

            o Number of Subscribers as of the 15th of the month and at month end;
            o     Number of Subscribers by information category;
            o     Number of messages sent;
            o     Number of changes (total and by type of change (add/delete));
            o     Number of provisioning web hits by Subscribers vs. Customer
                  Service.

3. Appendices D and E are replaced in their entirety with the attached First

Amended Appendix D and First Amended Appendix E.

AGREED TO AND EFFECTIVE AS OF THE DATE FIRST WRITTEN ABOVE:

Intelligent Information Incorporated        Pacific Bell Mobile Services, Inc.


By: /s/ Stephen G. Maloney                  By: /s/ Bob Shaner
    -----------------------------------         --------------------------------

Print Name: STEPHEN G. MALONEY              Print Name: Bob Shaner
            ---------------------------                 ------------------------

Title: PRESIDENT                            Title: President and CEO
       --------------------------------            -----------------------------

Date Signed: 1/14/99                        Date Signed: 1/11/99
             --------------------------                  -----------------------

                                                        FIRST AMENDED APPENDIX D

FINANCIAL INCENTIVES


Marketing Coop

During the term of this Agreement, III will pay SBMS Marketing Coop funds in accordance with its Coop Program Guidelines (see Exhibit 2), in an amount up to three percent (3%) of all services and packages purchased by SBMS hereunder, in markets that use the trademarks listed in Appendix C. Payments shall be made quarterly and remitted as follows: to SBMS HQ for all purchases made by Southwestern Bell Wireless, Inc., in its markets in Texas, Missouri, Oklahoma, Kansas and Arkansas; and to each of the Southwestern Bell Mobile Systems Cellular One markets and PBW individually for their purchases.

Employee Accounts and Reminder Service Accounts with Advertising do not contribute toward Marketing Coop.

Market Development

III will contribute to the market development of the Services by providing Services to SBMS free of charge with respect to those Subscribers to whom SBMS has extended a promotional offer of one month of free service through a formally advertised promotion and have accepted such free service. These free Services will be reflected as an adjustment on each market's monthly bill. SBMS will provide to III monthly the MINs of Subscribers who have accepted free Service. III will issue a credit to SBMS based on these reports. III will review market by market, case by case, additional promotional opportunities, and will increase participation with specific promotions. SBMS will notify III of any promotional offers. Promotional offers may vary by market; provided however that such promotions will be limited to "introductory offers," not to exceed three months of free service.

Reminder Service Accounts with and without Advertising are eligible for the Market Development.

Employee Accounts are not eligible for the Market Development.

Quick Start Goal

If SBMS has at least 15,000 Subscribers to the Services by year end 1998, III will credit a one-time Quick Start Marketing Award Payment of $20,000 in January, 1999. Payment shall be prorated across participating markets: to SBMS HQ for Southwestern Bell Wireless, Inc., in its markets in Texas, Missouri, Oklahoma, Kansas and Arkansas; and to each of the Southwestern Bell Mobile Systems Cellular One markets and PBW, individually.

                                                        FIRST AMENDED APPENDIX E

SBMS Market List
Address, Escalation Contacts, NPA's
and Message Center TAP Dial-in Numbers

Market Definition

For purposes of billing, payments, escalation and marketing reports, SBMS markets are defined by the NPAs served by each market. Double-lined borders indicate those markets served by the same Message Center by EOY 99.

      Revised 4/9/98
      --------------------------------------------------------------------------------------------------
      SWBW -- Message Center TAP 800-469-5351
      --------------------------------------------------------------------------------------------------
      St. Louis                                        Dallas
      Address: 13075 Manchester Rd., Suite 100A,       Address: 15660 Dallas Parkway, Suite 1300,
      St. Louis MO 63131                               Dallas TX 75248
      Business Escalation: Jared Novelly 314-984-      Business Escalation: Carl Nunes 972-866-5391
      2313                                             Technical Escalation: Scott Hillenbrand 972-
      Technical Escalation: Ellen Marshall 314-821-    706-1689
      7764                                             NPAs:
      NPAs:                                            972       903
      314                                              817       940
      618                                              214       254
      573
      --------------------------------------------------------------------------------------------------
      Kansas City                                      Oklahoma City
      Address: 15529 College Blvd., Lenexa KS          Address: 9020 N. May Ave., #250, Oklahoma
      66219                                            City OK 73120
      Business Escalation: Bill Sullivan 913-752-      Business Escalation: Vivian Copeland 405-858-
      2376                                             2509
      Technical Escalation: Kelly Quick 913-752-       Technical Escalation: Bryan Stambeck 405-
      2343                                             858-2575
      NPAs:                                            NPAs:
      KC:    913            Lawrence: 785-331          405              580
             816                      785-691          918
      Wichita: 316-250                785-840
             316-253                  785-865
             316-258          Topeka: 785-220
             316-259                  785-224
             316-651                  785-231
             316-655                  785-633
             316-734                  785-640
             316-737
             316-323 [Eldorado]
             660
      --------------------------------------------------------------------------------------------------
      South Texas                                      West Texas
      Address: 7330 San Pedro Plaza, 9th Floor,        Address: 1901 University Ave., Suite 100,
      San Antonio TX 78216                             Lubbock TX 79410
      Business Escalation: Tom Swail 210-289-1087      Business Escalation: Michelle Elizardo 806-
      --------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------
      Technical Escalation: John Kopcyzk 210-359-      472-2012 or Jan Collier 806-472-2066
      3042                                             Technical Escalation: Todd Curtis 806-472-
      NPAs:                                            2128
      SA: 210                                          NPAs:
          830                                          Amarillo: 806-674
      CC: 512                                                806-676
      RGV: 956-330            956-802                        806-679
          956-367             956-874                  Lubbock: 806-786
          956-369             956-975                        806-787
          956-373             956-873                        806-789
          956-607             956-572                        806-790
          956-245             956-500                  Abilene: 915-665
          956-605             956-371                        915-668
          956-248             956-244                        915-669
          956-642             956-279                  Midland: 915-528
      Laredo: 956-763                                        915-553
          956-286                                            915-559
          956-285                                            915-638
      --------------------------------------------------------------------------------------------------
      Arkansas and Tulsa
      Address: 10816 Executive Center Drive, Suite
      300, Little Rock AR 72211
      Business Escalation: Dee Hickman 501-219-
      6619
      Technical Escalation: Phil Brown 501-219-
      6658
      NPAs:
      Arkansas: 501      Tulsa: 918-230
                870             918-231
                918-658         918-232
                918-774         918-260
                918-775
      --------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------
      CELLULAR ONE
      --------------------------------------------------------------------------------------------------
      Cellular One - Chicago - Message Center          Cellular One - Boston - Message Center
      TAP 847-502-0125                                 TAP 617-967-9200
      Address: 930 N. National Pkwy, Schaumburg        Address: 100 Lowder Brook Dr., Westwood
      IL 60173                                         MA 02090
      Business Escalation: Tony Aussin 847-762-        Business Escalation: Peter Bui 617-462-5036
      2663                                             Technical Escalation: Paul Dimartino 617-462-
      Technical Escalation: Angie Fritz 847-413-       5171 or Joshua Miller 617-462-5326
      7660                                             NPAs:
      NPAs:
      312
      219               847                            617               508
      815               309                            781               603
      773               219                            978
      630               708
      --------------------------------------------------------------------------------------------------
      Cellular One - New York - Message Center         SNET Wireless (CT)
      TAP 315-440-3801                                 TAP 617-967-9200
      Address: 2875 Union Rd., Suite 35U,              Address: 500 Enterprise Drive, Rocky Hill CT
      Cheektowago NY 14227                             06067
      Business Escalation: Christine Bolles 716-435-   Business Escalation: Ellen Smith 860-513-
      2671                                             7784
      Technical Escalation: Ed Kent 716-435-2280       Technical Escalation: Ellen Smith 860-513-
      NPAs:                                            7784
      716                                              NPAs: 203
      315                                                    860

      518
      --------------------------------------------------------------------------------------------------
      Cellular One - Baltimore - Message Center        Cellular One - RI and W. Mass
      TAP 800-721-9444                                 TAP 617-967-9200
      Address: 7855 Walker Drive., #100, Greenbelt     Address: 500 Enterprise Drive, Rocky Hill
      MD 20770                                         CT
      Business Escalation: Kelly Heatherman 301-       06067
      489-3153                                         Business Escalation: Ellen Smith 860-513-
      Technical Escalation: Carolyn Mitchell 301-      7784
      489-3263                                         Technical Escalation: Ellen Smith 860-513-
      NPAs:                                            7784
      304                202                           NPAs: 401
      703                410                             508-212
      301                540                             508-223-5600-5799, 5900-8799, 9000-9899
      804                240                             508-324-5000-5999
      443                                                508-491-6000-8999
                                                         508-642-0000-9999
                                                         508-646-8000-8999
                                                         508-677-5000-5999, 7000-7999, 8100-8999
                                                         508-813-0000-9999
                                                         508-821-0000-0999, 5000-5499, 6000-6999,
                                                         8000-8999
                                                         508-828-0000-0999, 8000-8999
                                                         508-884-6000-7999
                                                         508-730-700-9999
      --------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------
                                                         508-961-7000-9999
                                                         508-971-0000-9999
                                                         508-991-0000-1999, 900-9999
      --------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------
      PACIFIC BELL WIRELESS
      --------------------------------------------------------------------------------------------------
      Pacific Bell Wireless
      See attached
      --------------------------------------------------------------------------------------------------

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   209      212      FRESNO
------------------------------------
   209      218      FRESNO
------------------------------------
   209      361      FRESNO
------------------------------------
   209      362      FRESNO
------------------------------------
   209      363      FRESNO
------------------------------------
   209      861      FRESNO
------------------------------------
   209      871      FRESNO
------------------------------------
   209      873      FRESNO
------------------------------------
   209      902      FRESNO
------------------------------------
   559      930      FRESNO
------------------------------------
   559      936      FRESNO
------------------------------------
   209      406      STOCKTON
------------------------------------
   209      598      STOCKTON
------------------------------------
   209      631      STOCKTON
------------------------------------
   209      648      STOCKTON
------------------------------------
   209      679      MANTECA
------------------------------------
   209      914      STOCKTON
------------------------------------
   209      915      STOCKTON
------------------------------------
   209      918      STOCKTON
------------------------------------
   702      815      RENO
------------------------------------
   702      830      RENO
------------------------------------
   702      762      RENO
------------------------------------
   530      680      CHICO
------------------------------------
   916      512      CHICO
------------------------------------
   530      301      SACRAMENTO
------------------------------------
   530      318      SACRAMENTO


1/13/99                                                                   Page 1

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
------------------------------------
   530      383      SACRAMENTO
------------------------------------
   530      386      SACRAMENTO
------------------------------------
   530      391      SACRAMENTO
------------------------------------
   530      400      SACRAMENTO
------------------------------------
   530      613      SACRAMENTO
------------------------------------
   916      213      SACRAMENTO
------------------------------------
   916      300      SC-ROSEVILLE
------------------------------------
   916      337      SC-ROSEVILLE
------------------------------------
   916      342      SC-ROSEVILLE
------------------------------------
   916      402      SACRAMENTO
------------------------------------
   916      505      SACRAMENTO
------------------------------------
   916      600      SACRAMENTO
------------------------------------
   916      601      SACRAMENTO
------------------------------------
   916      606      SACRAMENTO
------------------------------------
   916      607      SACRAMENTO
------------------------------------
   916      612      SACRAMENTO
------------------------------------
   916      690      ELK GROVE
------------------------------------
   408      348      SANTA CLARA
------------------------------------
   408      504      SANTA CLARA
------------------------------------
   408      505      SANTA CLARA
------------------------------------
   408      506      SANTA CLARA
------------------------------------
   408      507      SANTA CLARA
------------------------------------
   408      799      SANTA CLARA
------------------------------------
   408      807      SANTA CLARA
------------------------------------
   408      803      SALINAS
------------------------------------


1/13/99                                                                   Page 2

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   408      810      SALINAS
------------------------------------
   408      812      SALINAS
------------------------------------
   408      806      SANTA CLARA
------------------------------------
   408      813      SANTA CLARA
------------------------------------
   408      821      SANTA CLARA
------------------------------------
   408      823      SANTA CLARA
------------------------------------
   415      244      SAN FRANCISCO
------------------------------------
   415      246      SAN FRANCISCO
------------------------------------
   415      260      SAN FRANCISCO
------------------------------------
   415      272      SAN FRANCISCO
------------------------------------
   415      290      SAN FRANCISCO
------------------------------------
   415      350      SAN FRANCISCO
------------------------------------
   415      420      SAN FRANCISCO
------------------------------------
   415      370      SAN FRANCISCO
------------------------------------
   415      412      SAN FRANCISCO
------------------------------------
   415      533      SAN FRANCISCO
------------------------------------
   415      810      SAN FRANCISCO
------------------------------------
   415      823      SAN FRANCISCO
------------------------------------
   510      303      OAKLAND
------------------------------------
   510      304      OAKLAND
------------------------------------
   510      316      N/A
------------------------------------
   510      329      OAKLAND
------------------------------------
   510      331      OAKLAND
------------------------------------
   510      332      OAKLAND
------------------------------------
   510      333      OAKLAND
------------------------------------
   510      334      OAKLAND


1/13/99                                                                   Page 3

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------

------------------------------------
   510      384      OAKLAND
-------------------------------------
   510      386      OAKLAND
-------------------------------------
   510      387      OAKLAND
-------------------------------------
   510      305      OAKLAND
-------------------------------------
   510      499      OAKLAND
-------------------------------------
   510      325      OAKLAND
-------------------------------------
   510      326      OAKLAND
-------------------------------------
   510      366      OAKLAND
-------------------------------------
   510      367      OAKLAND
-------------------------------------
   510      388      OAKLAND
-------------------------------------
   650      455      PALO ALTO
-------------------------------------
   650      483      PALO ALTO
-------------------------------------
   650      580      PALO ALTO
-------------------------------------
   650      766      PALO ALTO
-------------------------------------
   650      787      PALO ALTO
-------------------------------------
   650      796      PALO ALTO
-------------------------------------
   707      315      SANTA ROSA
-------------------------------------
   707      318      SANTA ROSA
-------------------------------------
   707      319      SANTA ROSA
-------------------------------------
   707      334      SANTA ROSA
-------------------------------------
   707      548      SANTA ROSA
-------------------------------------
   707      567      SANTA ROSA
-------------------------------------
   831      419      SANTA CRUZ
-------------------------------------
   831      905      SALINAS
-------------------------------------
   831      917      SALINAS
-------------------------------------


1/13/99                                                                   Page 4

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   925      212      SAN RAMON
-------------------------------------
   925      216      SAN RAMON
-------------------------------------
   925      323      SAN RAMON
-------------------------------------
   925      550      SAN RAMON
-------------------------------------
   925      640      SAN RAMON
-------------------------------------
   925      858      SAN RAMON
-------------------------------------
   925      876      SAN RAMON
-------------------------------------
   619      200      SAN DIEGO
-------------------------------------
   619      246      SAN DIEGO
-------------------------------------
   619      252      SAN DIEGO
-------------------------------------
   619      261      SAN DIEGO
-------------------------------------
   619      917      SAN DIEGO
-------------------------------------
   619      300      SAN DIEGO
-------------------------------------
   619      316      SAN DIEGO
-------------------------------------
   619      339      SAN DIEGO
-------------------------------------
   619      203      SAN DIEGO
-------------------------------------
   619      518      SAN DIEGO
-------------------------------------
   619      708      SAN DIEGO
-------------------------------------
   619      813      SAN DIEGO
-------------------------------------
   619      850      SAN DIEGO
-------------------------------------
   619      920      SAN DIEGO
-------------------------------------
   760      315      SAN DIEGO
-------------------------------------
   760      468      SAN DIEGO
-------------------------------------
   760      638      SAN DIEGO
-------------------------------------
   760      715      SAN DIEGO
-------------------------------------
   760      716      SAN DIEGO


1/13/99                                                                   Page 5

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------

------------------------------------
   760      717      SAN DIEGO
-------------------------------------
   760      805      SAN DIEGO
-------------------------------------
   760      807      SAN DIEGO
-------------------------------------
   760      815      SAN DIEGO
-------------------------------------
   760      845      SAN DIEGO
-------------------------------------
   760      846      SAN DIEGO
-------------------------------------
   702      217      LAS VEGAS
-------------------------------------
   702      338      LAS VEGAS
-------------------------------------
   702      339      LAS VEGAS
-------------------------------------
   702      340      LAS VEGAS
-------------------------------------
   702      460      LAS VEGAS
-------------------------------------
   702      461      LAS VEGAS
-------------------------------------
   702      480      LAS VEGAS
-------------------------------------
   702      768      LAS VEGAS
-------------------------------------
   805      319      BAKERSFIELD
-------------------------------------
   805      586      BAKERSFIELD
-------------------------------------
   805      623      BAKERSFIELD
-------------------------------------
   805      703      BAKERSFIELD
-------------------------------------
   805      706      BAKERSFIELD
-------------------------------------
   213      324      LOS ANGELES
-------------------------------------
   213      445      LOS ANGELES
-------------------------------------
   213      422      LOS ANGELES
-------------------------------------
   213      446      LOS ANGELES
-------------------------------------
   213      447      LOS ANGELES
-------------------------------------
   213      448      LOS ANGELES
-------------------------------------


1/13/99                                                                   Page 6

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   213      453      LOS ANGELES
-------------------------------------
   213      458      LOS ANGELES
-------------------------------------
   213      590      LOS ANGELES
-------------------------------------
   213      591      LOS ANGELES
-------------------------------------
   213      595      LOS ANGELES
-------------------------------------
   213      618      LOS ANGELES
-------------------------------------
   213      631      LOS ANGELES
-------------------------------------
   213      793      LOS ANGELES
-------------------------------------
   213      880      LOS ANGELES
-------------------------------------
   323      428      VERNON
-------------------------------------
   323      459      VERNON
-------------------------------------
   323      528      VERNON
-------------------------------------
   323      547      VERNON
-------------------------------------
   323      578      VERNON
-------------------------------------
   323      868      VERNON
-------------------------------------
   310      210      GARDENA
-------------------------------------
   310      259      GARDENA
-------------------------------------
   310      266      GARDENA
-------------------------------------
   310      293      GARDENA
-------------------------------------
   310      308      GARDENA
-------------------------------------
   310      383      GARDENA
-------------------------------------
   310      435      GARDENA
-------------------------------------
   310      528      GARDENA
-------------------------------------
   310      529      GARDENA
-------------------------------------
   310      666      GARDENA
-------------------------------------
   310      748      GARDENA





1/13/99                                                                   Page 7

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------

------------------------------------
   310      753      GARDENA
-------------------------------------
   310      918      GARDENA
-------------------------------------
   310      989      GARDENA
-------------------------------------
   562      260      LONG BEACH
-------------------------------------
   562      301      LONG BEACH
-------------------------------------
   562      397      LONG BEACH
-------------------------------------
   562      715      LONG BEACH
-------------------------------------
   562      761      LONG BEACH
-------------------------------------
  .562      773      LONG BEACH
-------------------------------------
   562      818      LONG BEACH
-------------------------------------
   562      857      LONG BEACH
-------------------------------------
   562      858      LONG BEACH
-------------------------------------
   562      881      LONG BEACH
-------------------------------------
   562      882      LONG BEACH
-------------------------------------
   562      883      LONG BEACH
-------------------------------------
   562      895      LONG BEACH
-------------------------------------
   562      897      LONG BEACH
-------------------------------------
   562      899      LONG BEACH
-------------------------------------
   626      487      PASADENA
-------------------------------------
   626      524      PASADENA
-------------------------------------
   626      641      PASADENA
-------------------------------------
   626      643      PASADENA
-------------------------------------
   626      674      PASADENA
-------------------------------------
   626      675      PASADENA
-------------------------------------
   626      823      PASADENA
-------------------------------------





1/13/99                                                                   Page 8

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   626      864      PASADENA
-------------------------------------
   714      350      ANAHEIM
-------------------------------------
   714      390      ANAHEIM
-------------------------------------
   714      423      ANAHEIM
-------------------------------------
   714      478      ANAHEIM
-------------------------------------
   714      606      ANAHEIM
-------------------------------------
   714      608      ANAHEIM
-------------------------------------
   714      609      ANAHEIM
-------------------------------------
   714      624      ANAHEIM
-------------------------------------
   714      785      ANAHEIM
-------------------------------------
   714      875      ANAHEIM
-------------------------------------
   714      878      ANAHEIM
-------------------------------------
   714      883      ANAHEIM
-------------------------------------
   714      906      ANAHEIM
-------------------------------------
   714      914      ANAHEIM
-------------------------------------
   714      915      ANAHEIM
-------------------------------------
   714      925      ANAHEIM
-------------------------------------
   714      928      ANAHEIM
-------------------------------------
   760      333      PALM SPRINGS
-------------------------------------
   760      617      VICTORVILL
-------------------------------------
   805      216      VENTURA
-------------------------------------
   805      404      VENTURA
-------------------------------------
   805      405      VENTURA
-------------------------------------
   805      406      VENTURA
-------------------------------------
   805      407      VENTURA
-------------------------------------
   805      509      VENTURA





1/13/99                                                                   Page 9

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   805      512      VENTURA
-------------------------------------
   805      807      VENTURA
-------------------------------------
   805      813      VENTURA
-------------------------------------
   805      990      VENTURA
-------------------------------------
   805      403      SAN LUIS OBISPO
-------------------------------------
   805      598      SAN LUIS OBISPO
-------------------------------------
   805      704      SAN LUIS OBISPO
-------------------------------------
   805      708      SAN LUIS OBISPO
-------------------------------------
   805      709      SAN LUIS OBISPO
-------------------------------------
   805      712      SAN LUIS OBISPO
-------------------------------------
   818      468      BURBANK
-------------------------------------
   818      486      BURBANK
-------------------------------------
   818      625      BURBANK
-------------------------------------
   818      642      BURBANK
-------------------------------------
   818      726      BURBANK
-------------------------------------
   818      730      BURBANK
-------------------------------------
   818      634      BURBANK
-------------------------------------
   818      635      BURBANK
-------------------------------------
   818      636      BURBANK
-------------------------------------
   818      640      BURBANK
-------------------------------------
   818      645      BURBANK
-------------------------------------
   818      653      BURBANK
-------------------------------------
   818      667      BURBANK
-------------------------------------
   818      687      BURBANK
-------------------------------------
   818      731      BURBANK
-------------------------------------





1/13/99                                                                  Page 10

                           PacBell Wireless' NPA-NXX's
                           for Intelligent Information

------------------------------------
   NPA      NXX      Rate Zone
------------------------------------
   909      237      ONTARIO
-------------------------------------
   909      262      ONTARIO
-------------------------------------
   909      263      ONTARIO
-------------------------------------
   909      264      ONTARIO
-------------------------------------
   909      265      ONTARIO
-------------------------------------
   909      709      ONTARIO
-------------------------------------
   909      522      ONTARIO
-------------------------------------
   909      640      ONTARIO
-------------------------------------
   909      641      ONTARIO
-------------------------------------
   949      370      LAGUNA
-------------------------------------
   949      378      LAGUNA
-------------------------------------
   949      395      LAGUNA
-------------------------------------
   949      463      LAGUNA
-------------------------------------
   949      584      LAGUNA
-------------------------------------
   949      702      LAGUNA
-------------------------------------
   949      874      LAGUNA
-------------------------------------





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